UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Waste Connections, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! WASTE CONNECTIONS, INC. 3 WATERWAY SQUARE PLACE, SUITE 110 THE WOODLANDS, TEXAS 77380 USA WASTE CONNECTIONS, INC. You invested in WASTE CONNECTIONS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Shareholders. This is an important notice regarding the availability of proxy material for the Annual Meeting of Shareholders to be held on May 19, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report (including Form 10-K) online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 19, 2023 8:00 a.m. (Central Time) Waste Connections, Inc. 3 Waterway Square Place, Suite 110 The Woodlands, Texas 77380 USA *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # V03285-P87095 2023 Annual Meeting of Shareholders Vote by May 18, 2023 11:59 PM ET.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming Annual Meeting of Shareholders. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends V03286-P87095 1 Year 1. Elect the nine director nominees named in the Company’s proxy statement to serve for a one-year term. 1d. Larry S. Hughes 1b. Edward E. “Ned” Guillet 1a. Andrea E. Bertone 1e. Worthing F. Jackman 1c. Michael W. Harlan 1f. Elise L. Jordan 1g. Susan “Sue” Lee 1h. Ronald J. Mittelstaedt 1i. William J. Razzouk 2. Say on Pay - Approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in the proxy statement. 3. Say-When-on-Pay - Approve, on a non-binding, advisory basis, holding future Say-on-Pay advisory votes every year, every two years, or every three years. 4. Appoint Grant Thornton LLP as the Company’s independent registered public accounting firm for 2023 and authorize the Company’s Board of Directors to fix the remuneration of the independent registered public accounting firm. 5. Shareholders may be asked to consider other business that may properly come before the meeting or any adjournment or postponement thereof. Management is not aware of any other items of business at this time. For For For For For For For For For For For